Exhibit 99.2

electronic voting instruction form. available and follow the instructions. on [ ], 2020 for shares held directly and by 11:59 P.M. ET on [ ], 2020 for shares held in 1234567 VOTE BY MAIL 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSALS 1, 2 AND 3. For 0 Against 0 Abstain 0 1. To approve and adopt the Agreement and Plan of Merger, dated as of March 1, 2020 (the "Merger Agreement"), by and among WillScot Corporation ("WillScot"), Mobile Mini, Inc. ("Mobile Mini") and Picasso Merger Sub, Inc., a wholly owned subsidiary of WillScot (the "Mobile Mini Merger Proposal"). NOTE: When properly executed, this proxy will be voted as directed. If no direction is given, the proxies will vote FOR proposal 1, 2 and 3. If any other matters properly come before the meeting, the proxies will vote as the Board may recommend. 0 0 0 2. To approve, by advisory (non-binding) vote, certain compensation arrangements that may be paid or become payable to Mobile Mini's named executive officers in connection with the merger contemplated by the Merger Agreement. To approve the adjournment of the Mobile Mini 0 0 0 3. special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Mobile Mini special meeting to approve the Mobile Mini Merger Proposal. Yes 0 No 0 Please indicate if you plan to attend this meeting Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000467918_1 R1.0.1.18 SHARES CUSIP # JOB #SEQUENCE # Exhibit 99.2 VOTE BY INTERNET - www.proxyvote.com Before the Mobile Mini special meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on [ ], 2020 for shares held directly and by 11:59 P.M. ET on [ ], 2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an During the Mobile Mini special meeting - Go to www.virtualshareholdermeeting.com/MINI2020SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow --> [xxxx xxxx xxxx xxxx] VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET John Sample 234567a Plan. Have your proxy card in hand when you call and then follow the instructions. 234567 1234567 Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL # SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 MOBILE MINI, INC. 4646 E. VAN BUREN STREET SUITE 400 PHOENIX, AZ 85008 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The S4 statement is/are available at www.proxyvote.com MOBILE MINI, INC. Special Meeting of Stockholders [*], 2020 at [*] AM Phoenix local time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MOBILE MINI, INC. ("MOBILE MINI") FOR USE ONLY AT THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [*], 2020 AND AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. The undersigned appoints Kelly Williams, Van A. Welch and Christopher J. Miner, and each of them, as proxies, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the special meeting of stockholders of Mobile Mini to be held on [·], 2020, via live webcast at www.virtualshareholdermeeting.com/MINI2020SM (and at any adjournment or postponement thereof), and authorizes them to vote at such meeting (as designated on the reverse side of this form) all shares of common stock of Mobile Mini held of record by the undersigned at the close of business on [·], 2020. IF NO OTHER INDICATION IS MADE ON THE REVERSE SIDE OF THIS FORM, THE PROXIES WILL VOTE FOR PROPOSALS 1, 2 AND 3. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES WILL VOTE AS THE BOARD MAY RECOMMEND. This proxy is revocable and the undersigned may revoke it at any time prior to the Mobile Mini special meeting by delivering a properly executed, later-dated proxy (including an Internet or telephone vote) or by voting by ballot via live webcast at the Mobile Mini special meeting. The undersigned hereby acknowledges receipt of a notice of special meeting of stockholders of Mobile Mini called for [*], 2020 and the proxy statement for the Mobile Mini special meeting prior to the signing of this proxy. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. See reverse for voting instructions 0000467918_2 R1.0.1.18